Exhibit 99.1

CoreVest American Finance 2021-1 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:
CoreVest Purchaser 2, LLC
CoreVest American Finance Depositor LLC
Wells Fargo Securities, LLC
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
Piper Sandler & Co

13 April 2021

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square ey.com New York, NY 10036

Report of Independent Accountants on Applying Agreed-Upon Procedures

CoreVest Purchaser 2, LLC CoreVest American Finance Depositor LLC 650 Fifth Avenue, Suite 2140 New York, New York 10019	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282
Wells Fargo Securities, LLC 30 Hudson Yards, 15th Floor New York, New York 10001	Piper Sandler & Co. 1251 Avenue of the Americas, 6th Floor New York, New York 10020
Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036

Re:	CoreVest American Finance 2021-1 Trust (the “Issuing Entity”) Mortgage Pass-Through Certificates (the “Certificates”) Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loans and certain Mortgaged Properties (both as defined herein) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CoreVest Purchaser 2, LLC (“CoreVest”), on behalf of CoreVest American Finance Depositor LLC (the “Depositor”), provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the “Mortgage Loan Data Files”) that are described in Attachment A,
b.
Certain electronic data files containing information relating to the Mortgaged Properties (the “Property Data Files,” together with the Mortgage Loan Data Files, the “Data Files”) that are described in Attachment A,

c.	Electronic copies of the files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
	i.	Various source documents relating to the Mortgage Loans (the “Mortgage Loan Source Documents”) and
ii.
Appraisal or desktop review reports (collectively, the “Appraisals”) and/or broker price opinions (the “BPOs,” together with the Appraisals, the “Property Source Documents”) relating to certain Mortgaged Properties,

d.
An electronic data file labeled “MSA List by Zip Code v6.xlsx” (the “MSA Support File,” together with the Property Source Documents, the “Property Sources”) which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the “Property Sampling Schedule”), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the “Property Sample Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the “Compared Mortgage Loan Characteristics”), which are listed on Exhibit 5 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the “Provided Mortgage Loan Characteristics”), which are listed on Exhibit 6 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 April 2021

Attachment A Page 1 of 9

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Issuing Entity will be 61 fixed-rate mortgage loans (the “Mortgage Loans”) and
b.	The Mortgage Loans are secured by first liens on 2,253 mortgaged properties (the “Mortgaged Properties”) which consist of:
i.	1,470 single-family residential properties,
ii.	321 townhomes,
iii.	248 2-4 unit residential properties,
iv.	146 condominiums,
v.	59 multifamily properties and
vi.	9 mixed use properties.

Procedures performed and our associated findings

1.	CoreVest, on behalf of the Depositor, provided us with electronic data files:
a.
Labeled “Active Term Data Tape 2021-1 v37 – sent to EY.xlsx” and the corresponding record layout and decode information (“Preliminary Property Data File 1”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,136 mortgaged properties (the “Preliminary Properties 1”) that secure 17 mortgage loans (the “Preliminary Mortgage Loans 1”),

b.
Labeled “Active Term Data Tape 2021-1 v67 – SENT TO EY.xlsx” and the corresponding record layout and decode information (“Preliminary Property Data File 2”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,764 mortgaged properties (the “Preliminary Properties 2”) that secure 42 mortgage loans (the “Preliminary Mortgage Loans 2”) and

c.
Labeled “Active Term Data Tape 2021-1 v84 - SENT TO EY.xlsx” and the corresponding record layout and decode information (“Preliminary Property Data File 3,” together with Preliminary Property Data File 1 and Preliminary Property Data File 2, the “Preliminary Property Data Files,” which together with the Final Property Data File (as defined herein) comprise the Property Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,253 mortgaged properties (the “Preliminary Properties 3,” together with the Preliminary Properties 1 and Preliminary Properties 2, the “Preliminary Properties”) that secure 61 mortgage loans (the “Preliminary Mortgage Loans 3,” together with the Preliminary Mortgage Loans 1 and Preliminary Mortgage Loans 2, the “Preliminary Mortgage Loans”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of:
a.	Preliminary Properties 1 from Preliminary Property Data File 1,
b.	Preliminary Properties 2 from Preliminary Property Data File 2 and
c.	Preliminary Properties 3 from Preliminary Property Data File 3 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.

Attachment A Page 2 of 9

1. (continued)

For each of the:
a.	17 Preliminary Mortgage Loans 1,
b.	25 Preliminary Mortgage Loans 2 and
c.	19 Preliminary Mortgage Loans 3
listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
i.	Multiply 25% by the number of Preliminary Properties which secure such Preliminary Mortgage Loan,
ii.	Round the value computed in i. above up to the nearest integer and
iii.	Select a random sample of Preliminary Properties from the applicable Preliminary Property Data File equal to the number computed in ii. above from the population of Preliminary Properties which:
1)	Secure such Preliminary Mortgage Loan and
2)	Have “Y” for the “parent Y/N” characteristic, as shown on the applicable Preliminary Property Data File.

The application of the sample selection methodology described in the preceding paragraph of this Item resulted in the selection of:
a.	353 Preliminary Properties 1 from Preliminary Property Data File 1 (the “Sample Properties 1”),
b.	209 Preliminary Properties 2 from Preliminary Property Data File 2 (the “Sample Properties 2”) and
c.	207 Preliminary Properties 3 from Preliminary Property Data File 3 (the “Sample Properties 3,” together with the Sample Properties 1 and Sample Properties 2, the “Sample Properties”).

The Sample Properties are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties from the Preliminary Property Data Files or the basis for the inclusion of the:
a.	17 Preliminary Mortgage Loans 1,
b.	25 Preliminary Mortgage Loans 2 and
c.	19 Preliminary Mortgage Loans 3
on the Property Sampling Schedule.  We performed no procedures relating to any Preliminary Mortgage Loan that was not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the:
a.	353 Sample Properties 1 are referred to as Sample Property Numbers 1 through 353,
b.	209 Sample Properties 2 are referred to as Sample Property Numbers 354 through 562 and
c.	207 Sample Properties 3 are referred to as Sample Property Numbers 563 through 769.

Attachment A Page 3 of 9

2.
For each Sample Property, we compared the characteristics listed on Exhibit 3 to Attachment A (the “Base Property Sample Characteristics”), as shown on the applicable Preliminary Property Data File, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2021-1 v91 - SENT TO EY.xlsx” and the corresponding record layout and decode information (the “Final Property Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in April 2021 (the “Cut-Off Date”).

We compared the property identification number (the “Property ID”) for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID, as shown on the Final Property Data File, and noted that:
a.	767 of the Mortgaged Properties included on the Final Property Data File were Sample Properties (the “Final Sample Properties”) and
b.	Two Sample Properties were not included on the Final Property Data File (the “Removed Sample Properties”), which are shown on Exhibit 1 to Attachment A.

For the purpose of performing the comparison described above, CoreVest, on behalf of the Depositor, provided the decode table shown below, and instructed us to use the value shown in the “Updated Property ID” column for each Sample Property which corresponds to the “Property ID” that is shown in the “Property ID” column.

Property ID	Updated Property ID	Property ID	Updated Property ID

34505-417	34505-131	34728-37	34728-36
34728-19	34728-18	34728-38	34728-37
34728-24	34728-23	34728-41	34728-40
34728-25	34728-24	34728-43	34728-42
34728-34	34728-33	34728-45	34728-44

4.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on the Final Property Data File, to the corresponding information that we identified in performing the procedures described in Item 2.  All such compared information was in agreement.

For the purpose of the procedures described in this Item, all references to the “Sample Properties” in the notes to Exhibit 3 to Attachment A refer to the “Final Sample Properties.”

Attachment A Page 4 of 9

5.
For each Mortgaged Property, we compared the “closest MSA” characteristic (the “Closest MSA Property Sample Characteristic,” which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding “zip code,” as shown on the Final Property Data File.  All such compared information was in agreement.

6.
CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Preliminary Mortgage Loan Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut‑Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies stated in the notes to Exhibit 5 to Attachment A and the succeeding paragraph(s) of this Item.

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 5 to Attachment A.  If more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 5 to Attachment A (except as described in the notes to Exhibit 5 to Attachment A).  We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A.

7.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to CoreVest.  The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the “Updated Mortgage Loan Data File.”

Attachment A Page 5 of 9

8.
Subsequent to the performance of the procedures described in Items 6. and 7. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Final Mortgage Loan Data File,” which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut‑Off Date.

Using information on the:
a.	Final Mortgage Loan Data File and
b.	Updated Mortgage Loan Data File
for each Mortgage Loan, we compared each Compared Mortgage Loan Characteristic listed on Exhibit 5 to Attachment A, as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File.  All such compared information was in agreement.

9.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date,
as shown on the Final Mortgage Loan Data File, we recalculated the “Original Term to Maturity (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

10.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph(s) of this Item, as applicable) and
c.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the “Original Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan (as defined herein)), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the “Original Amortization Term (months)” recalculation described above for each Mortgage Loan (except for any Interest Only Mortgage Loan), all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Final Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Amortization Term (months)” characteristic.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the preceding paragraph(s) of this Item.

Attachment A Page 6 of 9

11.
Using the “First Payment Date,” as shown on the Final Mortgage Loan Data File, we recalculated the “Seasoning (months)” of each Mortgage Loan as of the Cut‑Off Date.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

12.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of:
i.	The Cut‑Off Date (the “Cut-Off Date Principal Balance”) and
ii.	The “Initial Maturity Date” of the Mortgage Loan (the “Maturity Date Balance”),
assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to:
a.	Ignore differences of +/- $1.00 or less and
b.
Recalculate the “Maturity Date Balance” as the aggregate principal balance that is scheduled to be paid on the “Initial Maturity Date” of the Mortgage Loan, including any principal component of the related “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, on the “Initial Maturity Date.”

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the preceding paragraph(s) of this Item.

13.
Using the “Cut-Off Date Principal Balance,” as shown on the Final Mortgage Loan Data File, we recalculated the “% of Pool” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

14.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 7 of 9

15.	Using the
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan, which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining Amortization Term (months)” characteristic.

16.	Using the:
a.	IO Term (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining IO Term (months)” of each Mortgage Loan (except for any Amortizing Balloon Mortgage Loan (as defined herein), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Amortizing Balloon Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining IO Term (months)” characteristic.

17.
Using the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, we recalculated the “Annualized Debt Service Payment ($)” of each Mortgage Loan as twelve (12) times the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

18.	Using the:
a.	Servicing Fee Rate,
b.	Trustee/Note Administrator Fee Rate and
c.	CREFC® License Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Administrative Fee Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

19.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Net Mortgage Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 8 of 9

20.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	NOI DSCR as of 3/31,
iv.	NCF DSCR as of 3/31,
v.	Mortgage Loan Cutoff NOI Debt Yield,
vi.	Mortgage Loan Cutoff NCF Debt Yield,
vii.	NCF Debt Yield as of 3/31,
viii.	Origination Date LTV Ratio,
ix.	Cut-Off Date LTV Ratio and
x.	Maturity Date LTV Ratio
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to round the characteristics listed in i. through iv. above to two decimal places and the characteristics listed in v. through x. above to the nearest 1/10th of one percent.

21.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Current Yield Maintenance Period” of each Yield Maintenance Mortgage Loan (as defined herein).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Current Yield Maintenance Period” characteristic.

22.
Using the “Guarantor,” as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that have at least one common “Guarantor” (the “Related Guarantor Loans”).  We compared the “Related Guarantor Loan” information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 9 of 9

23.
For each Mortgaged Property (except for the Mortgaged Properties securing the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of “34505” (the “34505 Mortgage Loan”), “34728” (the “34728 Mortgage Loan”) and “34182” (the “34182 Mortgage Loan”), which are described in the succeeding paragraph(s) of this Item), we compared the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan and found all such compared information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the 34505 Mortgage Loan, 34728 Mortgage Loan and 34182 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to compare the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the underwriting summary Mortgage Loan Source Document for the related Mortgage Loan and found all such compared information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

24.
Using the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the “Allocated Loan Amount %” of each Mortgaged Property.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

25.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance,
as shown on the Final Mortgage Loan Data File, and the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the “Cut-Off Date Allocated Loan Amount”) and as of the “Initial Maturity Date” of the related Mortgage Loan (the “Maturity Date Allocated Loan Amount”), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the “Cut-Off Date Principal Balance” and “Maturity Date Balance” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the “Mortgage Loan Initial Funded Amount ($)” of the Mortgage Loans, as shown on the Final Mortgage Loan Data File, and “Closing Date Allocated Loan Amount” of the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property
1	33242	33242-26	X				112	33442	33442-179	X
2	33242	33242-30	X				113	33491	33491-4	X
3	33242	33242-76	X				114	33491	33491-2	X
4	33242	33242-48	X				115	33491	33491-10	X
5	33242	33242-39	X				116	33638	33638-8	X
6	33242	33242-35	X				117	33638	33638-10	X
7	33242	33242-12	X				118	33638	33638-4	X
8	33242	33242-44	X				119	34182	34182-6	X
9	33242	33242-56	X				120	34182	34182-15	X
10	33242	33242-9	X				121	34182	34182-16	X
11	33242	33242-82	X				122	34182	34182-14	X
12	33242	33242-41	X				123	34182	34182-19	X
13	33242	33242-70	X				124	34182	34182-4	X
14	33242	33242-45	X				125	34182	34182-11	X
15	33242	33242-8	X				126	34182	34182-1	X
16	33242	33242-15	X				127	34182	34182-9	X
17	33242	33242-55	X				128	34182	34182-3	X
18	33242	33242-33	X				129	34182	34182-10	X
19	33242	33242-67	X				130	34182	34182-13	X
20	33242	33242-29	X				131	34182	34182-12	X
21	33242	33242-21	X				132	34182	34182-8	X
22	33389	33389-3	X				133	34182	34182-17	X
23	33389	33389-9	X				134	34182	34182-5	X
24	33389	33389-7	X				135	34182	34182-18	X
25	33389	33389-4	X				136	34182	34182-7	X
26	33389	33389-6	X				137	34182	34182-2	X
27	33389	33389-1	X				138	34187	34187-17	X
28	33389	33389-8	X				139	34187	34187-7	X
29	33389	33389-2	X				140	34187	34187-13	X
30	33442	33442-224	X			X	141	34187	34187-19	X
31	33442	33442-37	X				142	34187	34187-12	X
32	33442	33442-53	X				143	34187	34187-2	X
33	33442	33442-108	X				144	34187	34187-20	X
34	33442	33442-190	X				145	34305	34305-14	X
35	33442	33442-222	X				146	34305	34305-8	X
36	33442	33442-3	X				147	34305	34305-6	X
37	33442	33442-204	X				148	34305	34305-12	X
38	33442	33442-46	X				149	34305	34305-17	X
39	33442	33442-214	X				150	34305	34305-3	X
40	33442	33442-235	X				151	34305	34305-13	X
41	33442	33442-136	X				152	34305	34305-2	X
42	33442	33442-221	X				153	34407	34407-3	X
43	33442	33442-161	X				154	34407	34407-2	X
44	33442	33442-199	X				155	34407	34407-4	X
45	33442	33442-148	X				156	34418	34418-49	X
46	33442	33442-109	X				157	34418	34418-26	X
47	33442	33442-227	X				158	34418	34418-20	X
48	33442	33442-43	X				159	34418	34418-4	X
49	33442	33442-138	X				160	34418	34418-64	X
50	33442	33442-60	X			X	161	34418	34418-1	X
51	33442	33442-2	X				162	34418	34418-47	X
52	33442	33442-229	X				163	34418	34418-43	X
53	33442	33442-10	X				164	34418	34418-55	X
54	33442	33442-126	X				165	34418	34418-25	X
55	33442	33442-147	X				166	34418	34418-8	X
56	33442	33442-159	X				167	34418	34418-40	X
57	33442	33442-99	X				168	34418	34418-14	X
58	33442	33442-24	X				169	34418	34418-63	X
59	33442	33442-27	X				170	34418	34418-19	X
60	33442	33442-56	X				171	34418	34418-15	X
61	33442	33442-240	X				172	34418	34418-34	X
62	33442	33442-243	X				173	34418	34418-58	X
63	33442	33442-50	X				174	34494	34494-9	X
64	33442	33442-218	X				175	34494	34494-2	X
65	33442	33442-238	X				176	34494	34494-3	X
66	33442	33442-157	X				177	34494	34494-6	X
67	33442	33442-39	X				178	34505	34505-437	X
68	33442	33442-228	X				179	34505	34505-34	X
69	33442	33442-94	X				180	34505	34505-302	X
70	33442	33442-25	X				181	34505	34505-182	X
71	33442	33442-239	X				182	34505	34505-186	X
72	33442	33442-141	X				183	34505	34505-87	X
73	33442	33442-198	X				184	34505	34505-181	X
74	33442	33442-96	X				185	34505	34505-314	X
75	33442	33442-160	X				186	34505	34505-387	X
76	33442	33442-115	X				187	34505	34505-130	X
77	33442	33442-154	X				188	34505	34505-183	X
78	33442	33442-133	X				189	34505	34505-370	X
79	33442	33442-33	X				190	34505	34505-242	X
80	33442	33442-5	X				191	34505	34505-132	X
81	33442	33442-132	X				192	34505	34505-214	X
82	33442	33442-163	X				193	34505	34505-320	X
83	33442	33442-137	X				194	34505	34505-23	X
84	33442	33442-237	X				195	34505	34505-223	X
85	33442	33442-92	X				196	34505	34505-79	X
86	33442	33442-130	X				197	34505	34505-356	X
87	33442	33442-36	X				198	34505	34505-432	X
88	33442	33442-105	X				199	34505	34505-279	X
89	33442	33442-140	X				200	34505	34505-162	X
90	33442	33442-169	X				201	34505	34505-210	X
91	33442	33442-32	X				202	34505	34505-149	X
92	33442	33442-186	X				203	34505	34505-309	X
93	33442	33442-48	X				204	34505	34505-91	X
94	33442	33442-142	X				205	34505	34505-80	X
95	33442	33442-74	X				206	34505	34505-339	X
96	33442	33442-11	X				207	34505	34505-170	X
97	33442	33442-61	X				208	34505	34505-411	X
98	33442	33442-121	X				209	34505	34505-389	X
99	33442	33442-122	X				210	34505	34505-313	X
100	33442	33442-120	X				211	34505	34505-174	X
101	33442	33442-171	X				212	34505	34505-433	X
102	33442	33442-101	X				213	34505	34505-417	X
103	33442	33442-226	X				214	34505	34505-341	X
104	33442	33442-168	X				215	34505	34505-262	X
105	33442	33442-123	X				216	34505	34505-449	X
106	33442	33442-175	X				217	34505	34505-386	X
107	33442	33442-153	X				218	34505	34505-197	X
108	33442	33442-230	X				219	34505	34505-286	X
109	33442	33442-184	X				220	34505	34505-108	X
110	33442	33442-246	X				221	34505	34505-47	X
111	33442	33442-45	X				222	34505	34505-211	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property
223	34505	34505-145	X	334	34729	34729-35	X
224	34505	34505-236	X	335	34729	34729-13	X
225	34505	34505-3	X	336	34729	34729-19	X
226	34505	34505-414	X	337	34729	34729-58	X
227	34505	34505-59	X	338	34735	34735-4	X
228	34505	34505-201	X	339	34735	34735-10	X
229	34505	34505-143	X	340	34735	34735-1	X
230	34505	34505-335	X	341	34735	34735-6	X
231	34505	34505-266	X	342	34735	34735-7	X
232	34505	34505-135	X	343	34735	34735-13	X
233	34505	34505-84	X	344	34735	34735-3	X
234	34505	34505-75	X	345	34735	34735-12	X
235	34505	34505-410	X	346	34735	34735-11	X
236	34505	34505-374	X	347	34735	34735-9	X
237	34505	34505-205	X	348	34936	34936-19	X
238	34505	34505-164	X	349	34936	34936-8	X
239	34505	34505-103	X	350	34936	34936-5	X
240	34505	34505-337	X	351	34936	34936-7	X
241	34505	34505-225	X	352	34936	34936-11	X
242	34505	34505-140	X	353	34936	34936-18	X
243	34505	34505-443	X	354	33219	33219-13		X
244	34505	34505-246	X	355	33219	33219-6		X
245	34505	34505-267	X	356	33219	33219-10		X
246	34505	34505-4	X	357	33219	33219-1		X
247	34505	34505-217	X	358	33219	33219-19		X
248	34505	34505-364	X	359	33219	33219-18		X
249	34505	34505-115	X	360	33294	33294-1		X
250	34505	34505-54	X	361	33294	33294-3		X
251	34505	34505-377	X	362	33294	33294-6		X
252	34505	34505-407	X	363	33294	33294-5		X
253	34505	34505-395	X	364	33294	33294-9		X
254	34505	34505-89	X	365	33294	33294-4		X
255	34505	34505-396	X	366	33294	33294-7		X
256	34505	34505-287	X	367	33294	33294-2		X
257	34505	34505-344	X	368	33294	33294-8		X
258	34505	34505-104	X	369	33494	33494-5		X
259	34505	34505-256	X	370	33494	33494-7		X
260	34505	34505-46	X	371	33494	33494-9		X
261	34505	34505-385	X	372	33494	33494-2		X
262	34505	34505-78	X	373	33556	33556-5		X
263	34505	34505-222	X	374	33556	33556-6		X
264	34505	34505-365	X	375	33556	33556-10		X
265	34505	34505-136	X	376	33556	33556-12		X
266	34505	34505-431	X	377	33556	33556-4		X
267	34505	34505-381	X	378	33556	33556-2		X
268	34505	34505-129	X	379	33556	33556-8		X
269	34505	34505-390	X	380	33556	33556-11		X
270	34505	34505-58	X	381	33766	33766-69		X
271	34505	34505-105	X	382	33766	33766-24		X
272	34505	34505-315	X	383	33766	33766-49		X
273	34505	34505-62	X	384	33766	33766-11		X
274	34505	34505-317	X	385	33766	33766-60		X
275	34505	34505-10	X	386	33766	33766-15		X
276	34505	34505-376	X	387	33766	33766-9		X
277	34505	34505-70	X	388	33766	33766-25		X
278	34505	34505-366	X	389	33766	33766-1		X
279	34505	34505-272	X	390	33766	33766-53		X
280	34505	34505-141	X	391	33766	33766-41		X
281	34505	34505-229	X	392	33766	33766-70		X
282	34505	34505-238	X	393	33766	33766-56		X
283	34505	34505-284	X	394	33766	33766-42		X
284	34505	34505-92	X	395	33766	33766-46		X
285	34505	34505-438	X	396	33766	33766-35		X
286	34505	34505-15	X	397	33766	33766-10		X
287	34505	34505-193	X	398	33766	33766-63		X
288	34505	34505-311	X	399	34123	34123-14		X
289	34505	34505-155	X	400	34123	34123-30		X
290	34505	34505-233	X	401	34123	34123-4		X
291	34505	34505-303	X	402	34123	34123-7		X
292	34505	34505-312	X	403	34123	34123-34		X
293	34505	34505-353	X	404	34123	34123-12		X
294	34505	34505-118	X	405	34123	34123-2		X
295	34626	34626-12	X	406	34123	34123-16		X
296	34626	34626-19	X	407	34123	34123-25		X
297	34626	34626-13	X	408	34123	34123-8		X
298	34626	34626-2	X	409	34436	34436-10		X
299	34626	34626-28	X	410	34436	34436-23		X
300	34626	34626-21	X	411	34436	34436-14		X
301	34626	34626-5	X	412	34436	34436-28		X
302	34626	34626-25	X	413	34436	34436-17		X
303	34626	34626-22	X	414	34436	34436-6		X
304	34626	34626-3	X	415	34436	34436-15		X
305	34626	34626-15	X	416	34457	34457-31		X
306	34626	34626-16	X	417	34457	34457-40		X
307	34626	34626-18	X	418	34457	34457-32		X
308	34626	34626-27	X	419	34457	34457-18		X
309	34728	34728-8	X	420	34457	34457-13		X
310	34728	34728-19	X	421	34457	34457-30		X
311	34728	34728-1	X	422	34457	34457-37		X
312	34728	34728-38	X	423	34457	34457-15		X
313	34728	34728-34	X	424	34457	34457-27		X
314	34728	34728-43	X	425	34457	34457-26		X
315	34728	34728-25	X	426	34457	34457-14		X
316	34728	34728-45	X	427	34457	34457-28		X
317	34728	34728-37	X	428	34514	34514-5		X
318	34728	34728-4	X	429	34514	34514-6		X
319	34728	34728-14	X	430	34514	34514-2		X
320	34728	34728-24	X	431	34514	34514-9		X
321	34728	34728-41	X	432	34514	34514-3		X
322	34729	34729-60	X	433	34514	34514-10		X
323	34729	34729-7	X	434	34590	34590-1		X
324	34729	34729-21	X	435	34590	34590-7		X
325	34729	34729-59	X	436	34590	34590-2		X
326	34729	34729-55	X	437	34590	34590-6		X
327	34729	34729-25	X	438	34590	34590-4		X
328	34729	34729-2	X	439	34590	34590-9		X
329	34729	34729-31	X	440	34590	34590-10		X
330	34729	34729-22	X	441	34723	34723-7		X
331	34729	34729-51	X	442	34723	34723-13		X
332	34729	34729-12	X	443	34723	34723-11		X
333	34729	34729-18	X	444	34723	34723-12		X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property
445	34723	34723-6	X	556	35327	35327-15	X
446	34723	34723-16	X	557	35421	35421-3	X
447	34723	34723-20	X	558	35421	35421-4	X
448	34723	34723-3	X	559	35421	35421-2	X
449	34802	34802-36	X	560	35421	35421-1	X
450	34802	34802-40	X	561	35441	35441-7	X
451	34802	34802-5	X	562	35441	35441-2	X
452	34802	34802-49	X	563	34343	34343-5		X
453	34802	34802-35	X	564	34343	34343-2		X
454	34802	34802-39	X	565	34343	34343-6		X
455	34802	34802-1	X	566	34631	34631-15		X
456	34802	34802-31	X	567	34631	34631-10		X
457	34802	34802-53	X	568	34631	34631-6		X
458	34802	34802-43	X	569	34631	34631-5		X
459	34802	34802-44	X	570	34631	34631-11		X
460	34802	34802-3	X	571	34631	34631-8		X
461	34802	34802-45	X	572	34631	34631-17		X
462	34802	34802-28	X	573	34672	34672-68		X
463	34805	34805-19	X	574	34672	34672-76		X
464	34805	34805-11	X	575	34672	34672-49		X
465	34805	34805-42	X	576	34672	34672-38		X
466	34805	34805-48	X	577	34672	34672-35		X
467	34805	34805-29	X	578	34672	34672-22		X
468	34805	34805-27	X	579	34672	34672-79		X
469	34805	34805-18	X	580	34672	34672-62		X
470	34805	34805-3	X	581	34672	34672-52		X
471	34805	34805-44	X	582	34672	34672-3		X
472	34805	34805-9	X	583	34672	34672-46		X
473	34805	34805-46	X	584	34672	34672-78		X
474	34805	34805-40	X	585	34672	34672-55		X
475	34805	34805-52	X	586	34672	34672-24		X
476	34805	34805-5	X	587	34672	34672-8		X
477	34807	34807-13	X	588	34672	34672-31		X
478	34807	34807-32	X	589	34672	34672-57		X
479	34807	34807-28	X	590	34672	34672-16		X
480	34807	34807-43	X	591	34672	34672-18		X
481	34807	34807-52	X	592	34672	34672-41		X
482	34807	34807-54	X	593	34672	34672-66		X
483	34807	34807-29	X	594	34706	34706-1		X
484	34807	34807-34	X	595	34706	34706-13		X
485	34807	34807-40	X	596	34706	34706-5		X
486	34807	34807-35	X	597	34706	34706-10		X
487	34807	34807-25	X	598	34706	34706-9		X
488	34807	34807-8	X	599	34706	34706-14		X
489	34807	34807-45	X	600	34706	34706-7		X
490	34807	34807-55	X	601	34706	34706-15		X
491	34808	34808-6	X	602	34706	34706-12		X
492	34808	34808-1	X	603	34706	34706-8		X
493	34808	34808-5	X	604	34706	34706-4		X
494	34808	34808-4	X	605	34706	34706-17		X
495	34808	34808-9	X	606	34706	34706-16		X
496	34887	34887-2	X	607	34929	34929-14		X
497	34887	34887-6	X	608	34929	34929-10		X
498	34887	34887-23	X	609	34929	34929-11		X
499	34887	34887-17	X	610	34929	34929-17		X
500	34887	34887-20	X	611	34929	34929-7		X
501	34887	34887-18	X	612	34929	34929-8		X
502	34887	34887-9	X	613	34929	34929-12		X
503	34887	34887-22	X	614	34929	34929-3		X
504	34887	34887-11	X	615	34929	34929-18		X
505	34887	34887-14	X	616	34929	34929-9		X
506	34887	34887-4	X	617	34929	34929-19		X
507	34887	34887-19	X	618	34929	34929-2		X
508	34887	34887-26	X	619	34929	34929-6		X
509	34892	34892-3	X	620	34929	34929-5		X
510	34892	34892-10	X	621	34929	34929-4		X
511	34892	34892-7	X	622	35040	35040-17		X
512	34892	34892-9	X	623	35040	35040-42		X
513	34892	34892-6	X	624	35040	35040-15		X
514	34892	34892-11	X	625	35040	35040-21		X
515	35161	35161-12	X	626	35040	35040-26		X
516	35161	35161-1	X	627	35040	35040-22		X
517	35161	35161-4	X	628	35040	35040-5		X
518	35161	35161-5	X	629	35040	35040-46		X
519	35205	35205-16	X	630	35040	35040-45		X
520	35205	35205-11	X	631	35040	35040-27		X
521	35205	35205-4	X	632	35040	35040-19		X
522	35205	35205-5	X	633	35040	35040-57		X
523	35205	35205-1	X	634	35040	35040-24		X
524	35205	35205-7	X	635	35040	35040-9		X
525	35205	35205-15	X	636	35040	35040-10		X
526	35205	35205-3	X	637	35040	35040-32		X
527	35205	35205-2	X	638	35040	35040-11		X
528	35205	35205-18	X	639	35040	35040-67		X
529	35212	35212-3	X	640	35040	35040-16		X
530	35212	35212-5	X	641	35040	35040-2		X
531	35242	35242-1	X	642	35145	35145-10		X
532	35303	35303-40	X	643	35145	35145-3		X
533	35303	35303-28	X	644	35145	35145-8		X
534	35303	35303-41	X	645	35160	35160-5		X
535	35303	35303-45	X	646	35160	35160-19		X
536	35303	35303-21	X	647	35160	35160-2		X
537	35303	35303-22	X	648	35160	35160-1		X
538	35303	35303-44	X	649	35160	35160-23		X
539	35303	35303-50	X	650	35160	35160-28		X
540	35303	35303-11	X	651	35160	35160-4		X
541	35303	35303-52	X	652	35160	35160-7		X
542	35303	35303-25	X	653	35167	35167-2		X
543	35303	35303-8	X	654	35167	35167-6		X
544	35303	35303-18	X	655	35167	35167-20		X
545	35303	35303-57	X	656	35167	35167-12		X
546	35303	35303-6	X	657	35167	35167-3		X
547	35303	35303-48	X	658	35167	35167-19		X
548	35327	35327-25	X	659	35167	35167-22		X
549	35327	35327-13	X	660	35168	35168-9		X
550	35327	35327-1	X	661	35168	35168-12		X
551	35327	35327-6	X	662	35168	35168-10		X
552	35327	35327-24	X	663	35168	35168-13		X
553	35327	35327-23	X	664	35244	35244-5		X
554	35327	35327-12	X	665	35244	35244-4		X
555	35327	35327-27	X	666	35244	35244-1		X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Property
667	35244	35244-7	X	719	35486	35486-4	X
668	35245	35245-8	X	720	35486	35486-73	X
669	35245	35245-10	X	721	35486	35486-30	X
670	35245	35245-13	X	722	35486	35486-32	X
671	35245	35245-4	X	723	35486	35486-34	X
672	35328	35328-1	X	724	35486	35486-31	X
673	35408	35408-32	X	725	35486	35486-39	X
674	35408	35408-35	X	726	35486	35486-68	X
675	35408	35408-16	X	727	35486	35486-24	X
676	35408	35408-12	X	728	35486	35486-10	X
677	35408	35408-11	X	729	35486	35486-59	X
678	35408	35408-40	X	730	35486	35486-28	X
679	35408	35408-1	X	731	35486	35486-26	X
680	35408	35408-2	X	732	35486	35486-6	X
681	35408	35408-45	X	733	35486	35486-64	X
682	35408	35408-30	X	734	35486	35486-45	X
683	35408	35408-23	X	735	35486	35486-43	X
684	35408	35408-27	X	736	35486	35486-76	X
685	35408	35408-33	X	737	35486	35486-11	X
686	35408	35408-4	X	738	35486	35486-75	X
687	35420	35420-1	X	739	35486	35486-60	X
688	35436	35436-9	X	740	35486	35486-47	X
689	35436	35436-5	X	741	35486	35486-25	X
690	35436	35436-8	X	742	35486	35486-61	X
691	35486	35486-77	X	743	35486	35486-88	X
692	35486	35486-22	X	744	35486	35486-50	X
693	35486	35486-53	X	745	35486	35486-46	X
694	35486	35486-1	X	746	35486	35486-13	X
695	35486	35486-81	X	747	35486	35486-55	X
696	35486	35486-74	X	748	35486	35486-27	X
697	35486	35486-15	X	749	35486	35486-33	X
698	35486	35486-19	X	750	35486	35486-16	X
699	35486	35486-44	X	751	35486	35486-71	X
700	35486	35486-90	X	752	35486	35486-20	X
701	35486	35486-48	X	753	35486	35486-83	X
702	35486	35486-38	X	754	35486	35486-29	X
703	35486	35486-18	X	755	35486	35486-42	X
704	35486	35486-85	X	756	35486	35486-3	X
705	35486	35486-69	X	757	35486	35486-35	X
706	35486	35486-57	X	758	35486	35486-70	X
707	35486	35486-14	X	759	35486	35486-67	X
708	35486	35486-87	X	760	35486	35486-65	X
709	35486	35486-36	X	761	35486	35486-37	X
710	35486	35486-5	X	762	35486	35486-9	X
711	35486	35486-54	X	763	35552	35552-2	X
712	35486	35486-84	X	764	35552	35552-1	X
713	35486	35486-72	X	765	35552	35552-19	X
714	35486	35486-78	X	766	35552	35552-3	X
715	35486	35486-21	X	767	35552	35552-11	X
716	35486	35486-8	X	768	35771	35771-2	X
717	35486	35486-40	X	769	35771	35771-1	X
718	35486	35486-52	X

Exhibit 2 to Attachment A

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	33242
33389
33442
33491
33638
34182
34187
34305
34407
34418
34494
34505
34626
34728
34729
34735
34936

Preliminary Mortgage Loans 2	33219
33294
33494
33556
33766
34123
34436
34457
34514
34590
34723
34802
34805
34807
34808
34887
34892
35161
35205
35212
35242
35303
35327
35421
35441

Exhibit 2 to Attachment A

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 3	34343
34631
34672
34706
34929
35040
35145
35160
35167
35168
35244
35245
35328
35408
35420
35436
35486
35552
35771

Exhibit 3 to Attachment A

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	(a) Appraisal or BPO or (b) Appraisal and recalculation	1., 2.
Number Bedrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 5.
Number of Bathrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 9.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Zip Code	Appraisal or BPO	1., 2., 11.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics.  For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the “Address (Street)” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the three possible values for the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic are “Appraisal,” “Exterior Appraisal” and “Interior RAR.”  For the purpose of comparing the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state “Appraisal,” “Exterior Appraisal” and “Interior RAR,” CoreVest, on behalf of the Depositor, instructed us to use “Exterior Appraisal.”

5.	For the purpose of comparing the “Number Bedrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number Bedrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number Bedrooms” for the Sample Property as the sum of the “Number Bedrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

6.	For the purpose of comparing the “Number of Bathrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number of Bathrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number of Bathrooms” for the Sample Property as the sum of the “Number of Bathrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

7.
For the purpose of comparing the “Property Type” Base Property Sample Characteristic for each Sample Property with an attached unit or a semi-attached unit with a design style of “row house,” “colonial,” “duplex” or “twin,” as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use “townhome.”

8.
For the purpose of comparing the “Swimming Pool (Y/N)” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use “N.”

Exhibit 3 to Attachment A

Notes: (continued)

9.	For the purpose of comparing the “Total Square Footage” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Total Square Footage,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Total Square Footage” for the Sample Property as the sum of the “Total Square Footage” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

10.
For the purpose of comparing the “Year Built” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Year Built” of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the “Cut‑Off Date Valuation Date,” as shown on the Property Data File.

11.
For the purpose of comparing the “Zip Code” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, instructed us to compare only the first five digits of the property zip code, as shown in the applicable Property Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A

Sample Property Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

37	Property Type	Townhome	SFR

75	Property Type	Townhome	SFR

82	Property Type	Townhome	SFR

119	Number of Bathrooms	5	3

127	Number Bedrooms	8	7
	Number of Bathrooms	8	7
	Number of Units	8	7
	Total Square Footage	4,800.00	4,200.00

141	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

146	Cut-Off Date Valuation Type	Exterior Appraisal	Appraisal
	Property Type	SFR	Townhome

208	Cut-Off Date Valuation Type	Interior RAR	Appraisal

223	Total Square Footage	1,687.00	1,800.00

227	Property Type	Townhome	SFR

235	Cut-Off Date Valuation Type	Interior RAR	Appraisal

270	Property Type	Townhome	SFR

273	Property Type	Townhome	SFR

308	Number of Units	2	3

355	Total Square Footage	354.00	345.00

358	Total Square Footage	586.00	588.00

363	Total Square Footage	7,850.00	8,200.00

409	Cut-Off Date Valuation Date	2/24/2021	2/26/2021

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

411	Cut-Off Date Valuation Date	2/19/2021	2/24/2021

420	Property Type	SFR	Townhome

443	Property Type	SFR	Townhome

461	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

477	Address (Street)	[Redacted]	[Redacted]

497	Cut-Off Date Valuation Type	Exterior Appraisal	Appraisal

507	Number Bedrooms	8	9

515	Property Type	SFR	Townhome

517	Address (Street)	[Redacted]	[Redacted]
	Property Type	Townhome	Condo

518	Address (Street)	[Redacted]	[Redacted]
	Property Type	Townhome	Condo

519	Property Type	SFR	Townhome

525	Property Type	SFR	Townhome

527	Property Type	SFR	Townhome

528	Cut-Off Date Valuation Type	Exterior Appraisal	Appraisal

534	Property Type	SFR	Townhome

548	Property Type	SFR	Townhome

553	Property Type	SFR	Townhome

563	Cut-Off Date Valuation Date	3/12/2021	3/2/2021

564	Address (Street)	[Redacted]	[Redacted]

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

565	Cut-Off Date Valuation Date	3/12/2021	3/2/2021
	Year Built	1925	1922

569	Cut-Off Date Valuation Date	3/23/2021	3/18/2021
	Number Bedrooms	9	9
	Total Square Footage	4,275.00	4,050.00

575	Address (Street)	[Redacted]	[Redacted]

581	Address (Street)	[Redacted]	[Redacted]

590	Swimming Pool (Y/N)	Y	N

614	Total Square Footage	4,032.38	4,032.00

615	Total Square Footage	1,473.75	1,474.00

617	Number Bedrooms	22	19

642	Address (Street)	[Redacted]	[Redacted]
	Property Type	Townhome	Condo

714	Number of Bathrooms	6	5

719	City	East Haven	New Haven

725	City	Hamden	New Haven
	Zip Code	06514	06511

745	City	West Haven	Hamden

Exhibit 5 to Attachment A

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 2)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
Average Lease Term	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
% HOA (see Note 3)	Underwriting Summary
% Section 8 (see Note 4)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary
Number of Units	Underwriting Summary
Number of Properties	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Monthly Tax Escrow	Loan Agreement or Settlement Statement
Monthly Insurance Escrow	Loan Agreement or Settlement Statement
Monthly Capital Expenditure Escrow ($)	Loan Agreement, Settlement Statement, Servicer Report or Partial Release Letter
Upfront Leasing Escrow ($)	Loan Agreement or Settlement Statement
Monthly Leasing Escrow ($)	Loan Agreement or Settlement Statement
Upfront Interest Escrow ($)	Loan Agreement or Settlement Statement
Monthly Interest Escrow ($)	Loan Agreement or Settlement Statement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement

Exhibit 5 to Attachment A

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Rent Rolls (Y/N)	Loan Agreement
Frequency of Rent Rolls	Loan Agreement
Operating Statement (Y/N)	Loan Agreement
Frequency of Operating Statements	Loan Agreement
Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Note 5)	Credit Report
Sponsor (see Note 1)	Loan Agreement
Origination Date	Promissory Note, Loan Agreement or Loan Modification Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 6)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($) (see Note 1)	Loan Agreement or Loan Modification Agreement
Monthly Debt Service ($) (see Note 7)	Loan Agreement or Loan Modification Agreement
Rate Type	Loan Agreement
Interest Rate	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 8)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve‑out, None)	Guaranty Agreement
Property Manager	Loan Agreement or Management Agreement
Prepayment Provision (see Notes 9 and 10)	Loan Agreement or Loan Modification Agreement
Original Yield Maintenance Period (see Notes 9, 10 and 11)	Loan Agreement or Loan Modification Agreement
Other Prepayment Provision	Loan Agreement
Open Period (see Notes 9, 10 and 11)	Loan Agreement or Loan Modification Agreement
YM Calculation Method (PV or Int Diff) (see Note 9)	Loan Agreement or Loan Modification Agreement
Calc’d Through (Maturity or Open) (see Note 9)	Loan Agreement or Loan Modification Agreement
PV Discount Treasury Projection Term (Maturity or Open) (see Note 9)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY) (see Note 9)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement

Exhibit 5 to Attachment A

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement
Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 12)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 13)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 14)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Multiple Borrowers (Y/N)	Loan Agreement

Notes:

1.
For any Mortgage Loan on the Preliminary Mortgage Loan Data File listed in Table A1, CoreVest, on behalf of the Depositor, instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Mortgage Loan Source Document(s) or the applicable Mortgage Loan Source Document(s) were not provided to us.

Table A1:
Loan ID	Characteristic	Provided Value

34728	Mortgage Loan Initial Funded Amount ($)	$6,274,840.00
34706	Sponsor	[Redacted]

We performed no procedures to determine the accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by CoreVest, on behalf of the Depositor.

Exhibit 5 to Attachment A

Notes: (continued)

2.
For the purpose of comparing the “Underwriting Information” Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

3.	For the purpose of comparing the “% HOA” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the “HOA” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the “% Section 8” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.
The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have “Y” or “Yes” in the “Section 8” column, as shown on the underwriting summary Mortgage Loan Source Document, by

b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

5.	For the purpose of comparing the “Guarantor FICO” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Mortgage Loan that has one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File, use (i) the highest FICO score of the “Guarantor” if two FICO scores are listed on the credit report Mortgage Loan Source Document or (ii) the median FICO score of the “Guarantor” if three FICO scores are listed on the credit report Mortgage Loan Source Document,

b.
For each Mortgage Loan that has more than one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of “35486” (the “35486 Mortgage Loan”) and “35205” (the “35205 Mortgage Loan”), which are described in c. below), follow the methodology described in a. above to determine the FICO score for each “Guarantor,” and use the highest resulting FICO score and

c.
For the 35486 Mortgage Loan and 35205 Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to exclude any guarantor which has insufficient credit funds or history or is a foreign national, as shown on the credit report Mortgage Loan Source Document, and to follow the methodology described in b. above.

6.
For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Mortgage Loan where the applicable Mortgage Loan Source Document does not define the first payment date, CoreVest, on behalf of the Depositor, instructed us to assume that the “First Payment Date” is the ninth (9th) day of the calendar month following the first full interest accrual period, as described in the applicable Mortgage Loan Source Document.

Exhibit 5 to Attachment A

Notes: (continued)

7.	For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Any Mortgage Loan (i) with an “Amortization Type” of “Amortizing Balloon” or “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, and (ii) which does not have a stated monthly debt service amount in the applicable Mortgage Loan Source Document (each, a “Recalculated Amortizing Mortgage Loan”) and

b.	Any Mortgage Loan with an “Amortization Type” of “Interest Only,” as shown on the Preliminary Mortgage Loan Data File (each, an “Interest Only Mortgage Loan”), which are described in the succeeding paragraph(s) of this Note, CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the
Depositor, instructed us to recalculate the “Monthly Debt Service ($)” using the “PMT” function in Microsoft Excel and:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph(s) of this Note, as applicable) and
c.	The principal amortization period, as shown in the applicable Mortgage Loan Source Document.

For the purpose of the “Monthly Debt Service ($)” recalculation described above for any Recalculated Amortizing Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Monthly Debt Service ($)” as 1/12th of the product of:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, and
c.	365/360.

Exhibit 5 to Attachment A

Notes: (continued)

8.
For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File (each, an “Amortizing Balloon Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to use “N/A.”

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the “Original Term to Maturity (months)” (as defined herein), as shown on the Preliminary Mortgage Loan Data File.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use the procedures described in Note 6 to determine the “First Payment Date” to use for the purpose of determining the “IO Term (months).”

9.
For the purpose of comparing the indicated characteristics, CoreVest, on behalf of the Depositor, instructed us to ignore any prepayment premiums, prepayments without penalty or other conditions related to partial release events, as described in the applicable Mortgage Loan Source Document.

10.	For certain Mortgage Loans, the applicable Mortgage Loan Source Document contains:
a.	A definition for “Par Prepayment Date,” which is shown as a certain “Payment Date” (e.g., the 114th Payment Date),
b.	A definition for “Payment Date,” which is defined as “with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period” and
c.
A definition for “Interest Accrual Period,” which is defined as “each period from and including the first day of a calendar month through and including the last day of such calendar month.  Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date.”

Exhibit 5 to Attachment A

Notes: (continued)

10. (continued)

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “Par Prepayment Date,” the first “Payment Date” is the ninth (9th) day of the calendar month which follows the calendar month in which the “Origination Date” occurs (the “Stub Payment Date”), even though:
i.	There will not be a debt service payment made on the Stub Payment Date and
ii.
The “First Payment Date” of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the ninth (9th) day of the second calendar month which follows the calendar month in which the “Origination Date” occurs.

11.
For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that can be fully prepaid with yield maintenance, as shown in the applicable Mortgage Loan Source Document (each, a “Yield Maintenance Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Yield Maintenance Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Yield Maintenance Mortgage Loan in the “Original Yield Maintenance Period” of the Yield Maintenance Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 10, as applicable), as shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A.”

For the purpose of comparing the “Open Period” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium in the “Open Period” of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 10, as applicable), as shown in the applicable Mortgage Loan Source Document.

Exhibit 5 to Attachment A

Notes: (continued)

12.
For the purpose of comparing the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic for any Mortgage Loan that references a “Permitted Mezzanine Loan” in the applicable Mortgage Loan Source Document, CoreVest, on behalf of the Depositor, instructed us to: (i) assume that this “Permitted Mezzanine Loan” debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan and (ii) use “N.”

13.
For the purpose of comparing the “Lockbox Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – As of the origination date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable.  Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable,

b.	Hard – As of the origination date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly and
c.	N/A – As of the origination date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

Exhibit 5 to Attachment A

Notes: (continued)

14.
For the purpose of comparing the “Cash Management Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – Prior to an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower.  Upon the occurrence an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the applicable Mortgage Loan Source Document,

b.
Hard – As of the origination date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the applicable Mortgage Loan Source Document and

c.	N/A – In accordance with the terms of the applicable Mortgage Loan Source Document, no cash management account is required to be established during the term of the related Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 6 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan ID
Include Y/N
Closed (Y/N)
Loan Seller
Loan Owner
Loan Purpose
Refinance Type
Loan
Next Due Date
Lien Position
Cut Off Date Value ($)
Guarantor Net Worth
Guarantor Liquidity
Recourse to Borrower (Full, Partial, Carve-out, None)
Equity Pledge (Y/N)
Occupancy as of Date
Property Manager Type
Rent Rolls Required as of 3/31 (Y/N)
Most Recent Occupancy
Most Recent Occupancy as of Date
NOI as of 3/31
NCF as of 3/31
Servicer
Servicing Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Operating Statement Required as of 3/31 (Y/N)
Rank Loan Number

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.